Exhibit 99.1

4Q / FY 2018 Earnings Call January 16, 2019

Certain statements included in this presentation are forward-looking and thus reflect our current expectations and beliefs with respect to certain current and future events and anticipated financial and operating performance. Such forward-looking statements are and will be subject to many risks and uncertainties relating to our operations and business environment that may cause actual results to differ materially from any future results expressed or implied in such forward-looking statements. Words such as “expects,” “will,” “plans,” “anticipates,” “indicates,” “believes,” “estimates,” “forecast,” “guidance,” “outlook,” “goals” and similar expressions are intended to identify forward-looking statements. Additionally, forward-looking statements include statements that do not relate solely to historical facts, such as statements which identify uncertainties or trends, discuss the possible future effects of current known trends or uncertainties, or which indicate that the future effects of known trends or uncertainties cannot be predicted, guaranteed or assured. All forward-looking statements in this presentation are based upon information available to us on the date of this presentation. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as required by applicable law. Our actual results could differ materially from these forward-looking statements due to numerous factors including, without limitation, the following: general economic conditions (including interest rates, foreign currency exchange rates, investment or credit market conditions, crude oil prices, costs of aircraft fuel and energy refining capacity in relevant markets); economic and political instability and other risks of doing business globally, including political developments that may impact our operations in certain countries; demand for travel and the impact that global economic and political conditions have on customer travel patterns; competitive pressures on pricing and on demand; demand for transportation in the markets in which we operate; our capacity decisions and the capacity decisions of our competitors; the effects of any hostilities, act of war or terrorist attack; the effects of any technology failures or cybersecurity breaches; the impact of regulatory, investigative and legal proceedings and legal compliance risks; disruptions to our regional network; the ability of other air carriers with whom we have alliances or partnerships to provide the services contemplated by the respective arrangements with such carriers; costs associated with any modification or termination of our aircraft orders; potential reputational or other impact from adverse events in our operations, the operations of our regional carriers, the operations of our code share partners or the aircraft operated by another airline of the same model as operated by us, our regional carriers or our code share partners; our ability to attract and retain customers; our ability to execute our operational plans and revenue-generating initiatives, including optimizing our revenue; our ability to control our costs, including realizing benefits from our resource optimization efforts, cost reduction initiatives and fleet replacement programs; the impact of any management changes; our ability to cost-effectively hedge against increases in the price of aircraft fuel if we decide to do so; any potential realized or unrealized gains or losses related to any fuel or currency hedging programs; labor costs; our ability to maintain satisfactory labor relations and the results of any collective bargaining agreement process with our union groups; any disruptions to operations due to any potential actions by our labor groups; an outbreak of a disease that affects travel demand or travel behavior; U.S. or foreign governmental legislation, regulation and other actions (including Open Skies agreements and environmental regulations); industry consolidation or changes in airline alliances; our ability to comply with the terms of our various financing arrangements; the costs and availability of financing; our ability to maintain adequate liquidity; the costs and availability of aviation and other insurance; weather conditions; our ability to utilize our net operating losses to offset future taxable income; the impact of changes in tax laws; the success of our investments in airlines in other parts of the world; and other risks and uncertainties set forth under Part I, Item 1A., “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2017, as well as other risks and uncertainties set forth from time to time in the reports we file with the U.S. Securities and Exchange Commission. Safe Harbor Statement

Opening Remarks Oscar Munoz Chief Executive Officer

Returned to margin expansion (on an adjusted basis) in fourth-quarter 2018 Reported pre-tax earnings of $556M with a pre-tax margin of 5.3% Reported adjusted pre-tax earnings2 of $814M with an adjusted pre-tax margin2 of 7.8%, up nearly 100bps versus 4Q17 Most customers departed on-time in company history3 Implemented customer enhancements to de-stress the travel experience, such as a new boarding process and improved communication during irregular operations 1 Excludes special charges, the MTM impact of financial instruments, imputed interest on certain capitalized leases, and adjustments to income taxes. For a GAAP to non-GAAP reconciliation, see Appendix A. 2 Excludes special charges, the MTM impact of financial instruments and imputed interest on certain capitalized leases. For a GAAP to non-GAAP reconciliation, see Appendix A. 3 Company history defined as post 2010 merger. 4Q17 67% 4Q18 Earnings Per Share As adjusted1 GAAP $1.70 $1.98 $2.41 $1.44

Adjusted earnings per share grew by 33% in 2018 Reported pre-tax earnings of $2.7B with a pre-tax margin of 6.4% Reported adjusted pre-tax earnings2 of $3.2B with an adjusted pre-tax margin2 of 7.7% 2018 continued the trend of best ever consolidated completion factor in United history3, for the fourth year in a row Disciplined CASMex performance of down (0.2%) year-over-year 33% FY18 FY17 As adjusted1 GAAP Earnings Per Share 1 Excludes special charges, the MTM impact of financial instruments, imputed interest on certain capitalized leases, and adjustments to income taxes. For a GAAP to non-GAAP reconciliation, see Appendix A. 2 Excludes special charges, the MTM impact of financial instruments and imputed interest on certain capitalized leases. For a GAAP to non-GAAP reconciliation, see Appendix A. 3 Company history defined as post 2010 merger. $7.06 $7.70 $9.13 $6.84

Expect full-year 2019 adjusted EPS to be $10.00 to $12.00 Recovered 98% of the year-over-year increase in fuel costs in 2018 Raised full-year 2018 guidance three times throughout 2018 despite $580 million headwind in fuel versus January 2018 guidance Performance reflected strong commercial initiatives, outstanding cost management and top tier operational performance in 2018 Initial Guidance 2018E1 $6.50 - $8.50 20182 $9.13 2019E3 $10.00 - $12.00 22% 2020E3 $11.00 - $13.00 Adjusted Earnings Per Share, Diluted 1 Guidance issued in 2018. The guidance excluded special charges and the mark-to-market impact of financial instruments. 2 Excludes special charges, the MTM impact of financial instruments, imputed interest on certain capitalized leases, and adjustments to income taxes. For a GAAP to non-GAAP reconciliation, see Appendix A. 3 Excludes special charges and the mark-to-market impact of financial instruments and imputed interest on certain capitalized leases, the nature of which are not determinable at this time. Accordingly, UAL is not providing earnings guidance on a GAAP basis.

Operations and Revenue Update Scott Kirby President

Record setting operations and improved customer service FY18 Completion Factor1 2017 2016 0.3 pts 2018 FY18 D:001 WN 50.2% AA 65.3% UA 69.7% DL 69.8% 1 Consolidated system flights. Source: masFlight 9% 2018 2017 2016 FY18 Total Revenue (Billions) 98.3% 98.0% 97.9% $41.3 $37.8 $36.6

Historic relationship between revenue and fuel 2019 adjusted EPS1 guidance of $10 - $12 Expect to meet or exceed this range at fuel from $40/bbl - $80/bbl Historically, revenue has lagged changes in fuel prices by about one quarter ($20) ($30) ($40) ($50) ($60) 10% 15% 5% 0% (5%) (10%) $40 $30 ($10) $20 $10 $0 2011 2013 2014 2012 2015 2016 2017 2018 YOY UA Revenue YOY Brent Oil ($/bbl, 1Q lag) YOY Industry Revenue YOY Pax Revenue vs. YOY Brent Oil $/bbl YOY Industry Pax Revenue (% pts) YOY Brent Oil ($/bbl, 1Q lag) 1 Excludes special charges and the mark-to-market impact of financial instruments, the nature of which are not determinable at this time, and imputed interest on certain capitalized leases. Accordingly, UAL is not providing earnings guidance on a GAAP basis. Note: Assumes $40/bbl of Brent (or $1.60/gallon of jet fuel) to $80/bbl of Brent (or $2.55/gallon of jet fuel).

Expect momentum to continue into 2019 Demand solid to start the year Uniquely United PRASM drivers Continue delivering top-tier operational performance Focused on meeting or exceeding our short and long-term financial targets

Commercial Update Andrew Nocella Executive Vice President and Chief Commercial Officer

Impact on Fourth-Quarter 2018 YOY PRASM Uniquely United PRASM drivers, excluding growth 4Q18 Improved Operations, Customer Service, and Product ~1.0 pt Gemini ~1.0 pt Commercial Initiatives ~1.0 pt Fourth-quarter 2018 year-over-year consolidated PRASM up 5.0%

Geographic region overview – consolidated 4Q PRASM up 5.0% year-over-year Domestic Latin Pacific Atlantic 1 Based on full-year 2018 capacity. We expect first-quarter 2019 year-over-year consolidated PRASM to be flat to up 3% % ASMs1 4Q18 YOY PRASM H/(L) Notes 56% 6.0% Strong close-in yields and business traffic 18% 1.6% Solid load factor and front cabin demand 16% 4.5% Healthy front cabin yield, led by Japan, Korea and China 10% 3.8% Improving Mexico business and beach markets

Polaris Network Commercial initiatives continue to deliver results Los Angeles Polaris Lounge opened last week On track to open Washington Dulles Polaris Lounge, our sixth domestic Polaris Lounge, late this year Denver rebank scheduled for February 2019 Possible itineraries have grown ~12% at our mid-continent hubs year-over-year Segmentation Expanded Basic Economy to additional short-haul Latin markets Pleased with operational benefits of bag policy Loyalty Credit card acquisitions grew double digits in the fourth quarter of 2018 Modest progress made on co-brand credit card with significant long-term opportunity remaining

Premium Plus is a key component to United’s segmentation strategy United Premium Plus, our new premium economy product, now for sale with first flight scheduled for the end of March Early results show average United Premium Plus fare ~2x a standard Economy fare + ADDED CONVENIENCE + EXTRA SPACE

Financial Update Gerry Laderman Executive Vice President and Chief Financial Officer

FY 2018 diluted earnings per share up 9% year-over-year 1 Includes non-fuel operating expense and non-operating expense. $M 4Q18 4Q17 H/(L) FY18 FY17 H/(L) Total revenue $10,491 $9,451 11.0% $41,303 $37,784 9.3% Fuel expense $2,380 $1,875 26.9% $9,307 $6,913 34.6% Non-fuel expense1 $7,555 $6,956 8.6% $29,338 $27,831 5.4% Pre-tax earnings $556 $620 (10.3%) $2,658 $3,040 (12.6%) Net income $462 $579 (20.2%) $2,129 $2,144 (0.7%) Diluted earnings per share $1.70 $1.98 (14.1%) $7.70 $7.06 9.1% Weighted average shares, diluted 272.7 291.8 (6.5%) 276.7 303.6 (8.9%) Pre-tax margin 5.3% 6.6% (1.3) pts. 6.4% 8.0% (1.6) pts.

FY 2018 adjusted earnings per share up 33% year-over-year Note: For a GAAP to non-GAAP reconciliation, see Appendix A. 1 Includes non-fuel operating expense and non-operating expense. 2 Excludes special charges, the mark-to-market impact of financial instruments and imputed interest on certain capitalized leases. 3 Excludes special charges, the mark-to-market impact of financial instruments, imputed interest on certain capitalized leases, and adjustments to income taxes. $M 4Q18 4Q17 H/(L) FY18 FY17 H/(L) Total revenue $10,491 $9,451 11.0% $41,303 $37,784 9.3% Fuel expense $2,380 $1,875 26.9% $9,307 $6,913 34.6% Adjusted non-fuel expense1,2 $7,297 $6,925 5.4% $28,820 $27,655 4.2% Adjusted pre-tax earnings2 $814 $651 25% $3,176 $3,216 (1.2%) Adjusted net income3 $657 $420 56.4% $2,526 $2,078 21.6% Adjusted diluted earnings per share3 $2.41 $1.44 67.4% $9.13 $6.84 33.5% Weighted average shares, diluted 272.7 291.8 (6.5%) 276.7 303.6 (8.9%) Adjusted pre-tax margin2 7.8% 6.9% 0.9 pts. 7.7% 8.5% (0.8) pts.

Total CASM increased 7.0% in the fourth quarter of 2018 and 6.2% for FY 2018 Total CASM YOY H/(L) FY19E1 1Q19E1 FY18 4Q18 1 Excludes special charges. While the company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges with reasonable certainty. (1.4%) 0.0% 6.2% 7.0%

Non-fuel CASM decreased 0.7% in 4Q18, and 0.2% for FY 2018 4Q18 Flat or better FY18 1Q19E2 1 Non-fuel CASM (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges. For a GAAP to non-GAAP reconciliation, see Appendix A. 2 While the company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges with reasonable certainty. Labor Airport costs 2019 Expected Cost Headwinds Expect full-year 2019 non-fuel CASM1 to be flat or better Non-fuel CASM1 YOY H/(L) Continued maintenance optimization Efficient use of assets 2019 Expected Cost Tailwinds (0.2%) (0.7%)

Capital allocation and fleet update Repurchased $240M worth of shares in the fourth-quarter 2018 FY 2018 capex of $4.2B exceeded plan largely due to opportunistic purchase of used aircraft and aircraft off-lease During the quarter, took deliveries of new aircraft: one Boeing 777-300ER, three Boeing 787-10 and three Boeing 737 MAX 9 Continued opportunistic purchase of used and off-lease mainline and regional aircraft Capital Allocation Fleet Update

# First-quarter and full-year 2019 guidance summary

| | 1Q19 | FY19 |
|---|---|---|
| Capacity | 5.0% - 6.0% | 4.0% - 6.0% |
| PRASM | Flat - 3.0% | |
| CASM ex[1,2] | Flat or better | Flat or better |
| Fuel price[3] | \$2.00 - \$2.05 | |
| Adjusted pre-tax margin[4] | 2.5% - 4.5% | |
| Adjusted EPS[4] | | \$10.00 - \$12.00 |
| Adjusted Capex[5] (\$B) | | ~\$4.7 |

[1] Non-fuel CASM (operating expense per available seat mile) excludes fuel, profit sharing, third-party business expenses and special charges. For a GAAP to non-GAAP reconciliation, see Appendix A.
[2] While the Company anticipates that it will record special charges throughout the year, at this time the Company is unable to provide an estimate of these charges with reasonable certainty.
[3] Fuel price including taxes and fees. This price per gallon corresponds to fuel expense as reported in the Statements of Consolidated Operations.
[4] Excludes special charges and mark-to-market impact of financial instruments, the nature of which are not determinable at this time, and imputed interest on certain capitalized leases. Accordingly, UAL is not providing earnings guidance on a GAAP basis.
[5] Excludes non-cash capital expenditures and fully reimbursable projects, the amount and timing of which are not determinable at this time. Accordingly, the Company is not providing capital expenditure guidance on a GAAP basis.

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Question & Answer Session

[LOGO]

# Appendix A: reconciliation of GAAP to Non-GAAP financial measures

UAL evaluates its financial performance utilizing various accounting principles generally accepted in the United States of America (GAAP) and Non-GAAP financial measures, including adjusted pre-tax income (loss), adjusted pre-tax margin, adjusted diluted earnings (loss) per share, adjusted non-fuel expense, adjusted net income (loss) and CASM, excluding special charges, third-party business expenses, fuel, and profit sharing, among others. UAL believes that adjusting for special charges is useful to investors because special charges are not indicative of UAL's ongoing performance. UAL believes that adjusting for MTM gains and losses on financial instruments is useful to investors because those unrealized gains or losses may not ultimately be realized on a cash basis. UAL believes that adjusting for interest expense related to capital leases of Embraer ERJ 145 aircraft is useful to investors because of the accelerated recognition of interest expense. For additional information related to special charges, see the press release issued by UAL, dated January 15, 2019, and filed on that date with the U.S. Securities and Exchange Commission as an exhibit to UAL's Form 8-K. Reconciliations of reported non-GAAP financial measures to the most directly comparable GAAP financial measures are included below.

| (in millions, except pre-tax margin and diluted earnings per share) | Three Months Ended December 31, | | Full Year Ended December 31, | |
|---|---|---|---|---|
| **Adjusted Pre-tax Income** | 2018 | 2017 | 2018 | 2017 |
| Pre-tax income (GAAP) | $556 | $620 | $2,658 | $3,040 |
| Adjusted to exclude: | | | | |
| Special charges | 301 | 31 | 487 | 176 |
| MTM gains on financial instruments | (56) | - | 5 | - |
| Interest expense on ERJ 145 capital leases | 13 | - | 26 | - |
| Adjusted pre-tax income (Non-GAAP) | $814 | $651 | $3,176 | $3,216 |
| **Adjusted Pre-tax Margin** | | | | |
| Total operating revenue | $10,491 | $9,451 | $41,303 | $37,784 |
| Pre-tax margin (GAAP) | 5.3% | 6.6% | 6.4% | 8.0% |
| Adjusted pre-tax margin (Non-GAAP) | 7.8% | 6.9% | 7.7% | 8.5% |
| **Adjusted Diluted Earnings Per Share** | | | | |
| Diluted earnings per share (GAAP) | $1.70 | $1.98 | $7.70 | $7.06 |
| Adjusted to exclude: | | | | |
| Special charges | 1.10 | 0.11 | 1.76 | 0.58 |
| MTM gains on financial instruments | (0.21) | - | 0.02 | - |
| Interest expense on ERJ 145 capital leases | 0.05 | - | 0.09 | - |
| Income tax benefit related to adjustments | (0.21) | (0.04) | (0.42) | (0.21) |
| Special income tax adjustments | (0.02) | (0.61) | (0.02) | (0.59) |
| Adjusted diluted earnings per share (Non-GAAP) | $2.41 | $1.44 | $9.13 | $6.84 |
| Weighted average shares, diluted | 272.7 | 291.8 | 276.7 | 303.6 |

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Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued) (in millions) Three Months Ended December 31, Full Year Ended December 31, Adjusted Non-Fuel Expense 2018 2017 2018 2017 Operating expenses (GAAP) $9,839 $8,675 $38,011 $34,113 Less: Aircraft fuel (2,380) (1,875) (9,307) (6,913) Add: Total nonoperating expense 96 156 634 631 Non-fuel expense 7,555 6,956 29,338 27,831 Adjusted to exclude: Special charges 301 31 487 176 MTM gains on financial instruments (56) - 5 - Interest expense on ERJ 145 capital leases 13 - 26 - Adjusted non-fuel expense (Non-GAAP) $7,297 $6,925 $28,820 $27,655 Adjusted Net Income Net Income (GAAP) $462 $579 $2,129 $2,144 Adjusted to exclude: Special charges 301 31 487 176 MTM gains on financial instruments (56) - 5 - Interest expense on ERJ 145 capital leases 13 - 26 - Income tax benefit related to adjustments (58) (11) (116) (63) Special income tax adjustment (5) (179) (5) (179) Adjusted Net Income (Non-GAAP) $657 $420 $2,526 $2,078

# Appendix A: reconciliation of GAAP to Non-GAAP financial measures (continued)

CASM is a common metric used in the airline industry to measure an airline's cost structure and efficiency. UAL reports CASM excluding special charges, third-party business expenses, fuel and profit sharing. UAL believes that adjusting for special charges is useful to investors because special charges are not indicative of UAL's ongoing performance. UAL also believes that excluding third-party business expenses, such as maintenance, ground handling and catering services for third parties and fuel sales, provides more meaningful disclosure because these expenses are not directly related to UAL's core business. UAL also believes that excluding fuel costs from certain measures is useful to investors because it provides an additional measure of management's performance excluding the effects of a significant cost item over which management has limited influence. UAL excludes profit sharing because this exclusion allows investors to better understand and analyze our recurring cost performance and provides a more meaningful comparison of our core operating costs to the airline industry.

| (¢/ASM, except percentage change) **Consolidated CASM excluding special charges, third-party business expenses, fuel and profit sharing** | Three Months Ended December 31, 2018 | Three Months Ended December 31, 2017 | % Increase/ (Decrease) | Full Year Ended December 31, 2018 | Full Year Ended December 31, 2017 | % Increase/ (Decrease) |
|---|---|---|---|---|---|---|
| Cost per available seat mile (CASM) (GAAP) | 14.28 | 13.34 | 7.0 | 13.81 | 13.00 | 6.2 |
| Special charges (a) | 0.44 | 0.04 | NM | 0.18 | 0.07 | NM |
| Third-party business expenses | 0.04 | 0.06 | (33.3) | 0.04 | 0.05 | (20.0) |
| Fuel expense | 3.46 | 2.88 | 20.1 | 3.38 | 2.64 | 28.0 |
| Profit sharing, including taxes | 0.12 | 0.07 | 71.4 | 0.12 | 0.13 | (7.7) |
| CASM, excluding special charges, third-party business expenses, fuel, and profit sharing (Non-GAAP) | 10.22 | 10.29 | (0.7) | 10.09 | 10.11 | (0.2) |

| **Consolidated CASM excluding special charges, third-party business expenses, fuel and profit sharing** | Estimated 1Q 2019 | | | 1Q 2018 |
|---|---|---|---|---|
| Consolidated CASM excluding special charges (b) (Non-GAAP) | Better | - | 14.06 | 14.06 |
| Third-party business expenses | 0.06 | - | 0.07 | 0.05 |
| Fuel expense (c) | 2.95 | - | 3.09 | 3.17 |
| Profit sharing | 0.02 | - | 0.08 | 0.02 |
| Consolidated CASM excluding special charges, third-party business expenses, fuel, and profit sharing (Non-GAAP) | Better | - | 10.82 | 10.82 |

| | Estimated FY 2019 | | | FY 2018 |
|---|---|---|---|---|
| Consolidated CASM excluding special charges (b) (Non-GAAP) | Better | - | 13.44 | 13.63 |
| Third-party business expenses | 0.06 | - | 0.07 | 0.04 |
| Fuel expense (c) | 3.08 | - | 3.28 | 3.38 |
| Profit sharing (d) | N/A | - | N/A | 0.12 |
| Consolidated CASM excluding special charges, third-party business expenses, fuel, and profit sharing (Non-GAAP) | Better | - | 10.09 | 10.09 |

(a) Special charges include the impact of certain primarily non-cash impairment, severance and other similar accounting charges.
(b) Excludes special charges. While the Company anticipates that it will record such special charges throughout the year in 2019, at this time the Company is unable to provide an estimate of these charges with reasonable certainty.
(c) Both the cost and availability of fuel are subject to many economic and political factors and are therefore beyond the Company's control.
(d) At this time the Company is unable to provide an estimate of full-year profit sharing with reasonable certainty.

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